UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: July 14, 2009
(Date of earliest event reported)

Lithia Motors, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Oregon	0-21789	93 - 0572810
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

360 E. Jackson Street
Medford, Oregon 97501
(address of Principal Executive Offices) (Zip Code)

541-776-6868
Registrant's Telephone Number, Including Area Code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

     On July 14, 2009, Lithia Motors, Inc. issued a press release announcing that its second quarter 2009 earnings will be released on Thursday, July 30, 2009 at 1:05 p.m. PT. Lithia will conduct a conference call to discuss its second quarter earnings at 2:00 p.m. PT. Interested parties are invited to join the call by dialing 800-254-5933 the conference ID# is 19480043. Please call 10 minutes prior to the beginning of the call. To listen live on the Lithia Motors website: Log-on to www.Lithia.com go to Investor Relations and click on the Conference Call Icon. A replay will be available at the Investor Relations section of the Lithia Motors website. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Exhibits.
Exhibit 99.1 Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.
(Registrant)

Date:	April 21, 2009	By:	/s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary